UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2019

ACELRX PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35068	41-2193603
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

351 Galveston Drive
Redwood City, CA 94063
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 216-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ACRX	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

ITEM 5.03.	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

As described under Item 5.07 of this Current Report on Form 8-K, on June 25, 2019, at the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of AcelRx Pharmaceuticals, Inc. (the “Company”), the Company’s stockholders, upon the recommendation of the Company’s Board of Directors (the “Board”), approved an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to increase the number of authorized shares of the Company’s common stock from 100,000,000 shares to 200,000,000 shares (the “Amendment”).

On June 25, 2019, following the Annual Meeting, the Company filed a certificate of amendment (the “Certificate”) giving effect to the Amendment with the Secretary of State of the State of Delaware. The number of authorized shares of the Company’s preferred stock was not affected by the Amendment and remained unchanged at 10,000,000 shares. The Certificate became effective upon filing with the Secretary of State of the State of Delaware. A copy of the Certificate is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Annual Meeting of the Company was held on June 25, 2019. Proxies for the Annual Meeting were solicited by the Board pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition. There were 78,914,170 shares of common stock entitled to vote at the Annual Meeting. A total of 66,294,681 shares were represented at the Annual Meeting in person or by proxy. The final votes on the proposals presented at the Annual Meeting were as follows:

Proposal No. 1

Vincent J. Angotti, Stephen J. Hoffman, M.D., Ph.D. and Pamela P. Palmer, M.D. Ph.D. were elected as Class II directors, by a plurality of the votes entitled to vote on the election of directors, to hold office until the 2022 Annual Meeting of Stockholders by the following vote:

Nominee	For	Withheld	Broker Non-Votes
Vincent J. Angotti	23,044,014	1,664,585	41,586,082
Stephen J. Hoffman, M.D., Ph.D.	22,472,381	2,236,218	41,586,082
Pamela P. Palmer, M.D., Ph.D.	23,547,104	1,161,495	41,586,082

In addition to the directors elected above, Howard B. Rosen and Mark Wan will continue to serve as directors until the 2020 Annual Meeting of Stockholders, and Adrian Adams, Richard Afable, M.D. and Mark G. Edwards will continue to serve as directors until the 2021 Annual Meeting of Stockholders, and until their successors are elected and qualified, or until their earlier death, resignation or removal.

Proposal No. 2

The selection by the Audit Committee of the Board of OUM & Co. LLP as our independent registered public accounting firm for the year ending December 31, 2019 was ratified by the following vote:

For	Against	Abstain
62,657,766	2,737,566	899,349

Proposal No. 3

The compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, compensation tables and narrative discussion was approved, on an advisory basis, by the following vote:

For	Against	Abstain	Broker Non-Votes
15,554,807	8,675,171	478,621	41,586,082

2.

Proposal No. 4

The preferred frequency of the advisory vote on the compensation of the Company’s named executed officers returned in favor of every year by the following vote:

For One Year	For Two Years	For Three Years	Abstain
22,371,658	1,040,018	899,762	397,161

In light of this vote and the Board’s prior recommendation, the Board has determined that the Company will hold an annual non-binding advisory vote on executive compensation. Accordingly, the Company will request an advisory vote on executive compensation every year in its future proxy materials until the next stockholder vote on the frequency of such votes.

Proposal No. 5

The amendment to the Amended and Restated Certificate of Incorporation (the “Charter”) of the Company to increase the number of authorized shares of common stock from 100,000,000 to 200,000,000 shares was approved, by the following vote:

For	Against	Abstain
46,122,513	19,300,775	871,393

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit Number	Description

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of AcelRx Pharmaceuticals, Inc.

3.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

acelrx pharmaceuticals, inc.

Date: June 25, 2019	By:	/s/ Raffi Asadorian
Raffi Asadorian
Chief Financial Officer

4.